EXHIBIT 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of April , 2011, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and GLOWPOINT, INC., a Delaware corporation, and GP COMMUNICATIONS, LLC, a Delaware limited liability company, each with offices located at 430 Mountain Avenue, Suite 301, Murray Hill, New Jersey 07974 (individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 16, 2010, evidenced by, among other documents, a certain Loan and Security Agreement dated as of June 16, 2010, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in certain Intellectual Property Security Agreements executed by Borrower in favor of Bank each dated as of June 16, 2010 (singly and collectively, the “IP Agreement”, and together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.  DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(b) thereof:

“(b)           EBITDA.  Borrower, on a consolidated basis, shall maintain, measured as of the end of each fiscal month, on a trailing three month basis ending as of the date of measurement during the following periods, EBITDA of at least (a loss not greater than) the following:

Trailing Three Month Period Ending	Minimum EBITDA (max loss)
May 31, 2010 through October 31, 2010	$(650,000)
November 30, 2010 through February 28, 2011	$(400,000)
March 31, 2011 through June 30, 2011	$250,000
July 31, 2011 through September 30, 2011	$500,000
October 31, 2011, and as of the last day of each fiscal month thereafter	$1,000,000”

and inserting in lieu thereof the following:

“(b)           EBITDA.  Borrower, on a consolidated basis, shall maintain, measured as of the end of each fiscal month, on a trailing three month basis ending as of the date of measurement during the following periods, EBITDA of at least (a loss not greater than) the following:

Trailing Three Month Period Ending	Minimum EBITDA (max loss)
May 31, 2010 through October 31, 2010	$(650,000)
November 30, 2010 through February 28, 2011	$(400,000)
March 31, 2011	$250,000
April 30, 2011through November 30, 2011	$1.00
December 31, 2011, and as of the last day of each fiscal month thereafter	$250,000”

2	The Loan Agreement shall be amended by deleting the following text from Section 7.7 thereof:

“7.7           Distributions; Investments.  (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; or (b) directly or indirectly make any Investment (including, without limitation, any additional Investment in any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.”

and inserting in lieu thereof the following:

“7.7           Distributions; Investments.  (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; providedthat Borrower may, pursuant to a mandatory redemption, redeem its Series B preferred stock (or any series of capital stock into which such Series B preferred stock is converted or exchanged, the “Preferred Stock”); providedfurtherthat, that such mandatory redemption shall be limited to an aggregate redemption payment of $10,000,000 (plus accrued and unpaid dividends, if any, in an aggregate amount not to exceed $1,000,000) (collectively, the “Redemption Payment”) and any such mandatory redemption payments may only be made by Borrower in the event (x) Borrower raises and receives not less than an additional $20,000,000 from the issuance of new equity securities of  Borrower after the date of the First Loan Modification Effective Date (the “Equity Raise”); (y) after giving effect to any such mandatory redemption, Borrower shall have remaining net proceeds from such issuance of new equity securities of not less than $5,000,000 (the “Net Proceeds”); and (z) there shall be no Default or Event of Default at the time of, and after giving effect to, the mandatory redemption, or (b) directly or indirectly make any Investment (including, without limitation, any additional Investment in any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.  Notwithstanding the foregoing, if the Equity Raise is less than $20,000,000, then Borrower may redeem shares of Preferred Stock so long as the Redemption Payment is reduced proportionately and the Net Proceeds after giving effect to such Redemption Payment are equal to or greater than $5,000,000.”

3	The Loan Agreement shall be amended by deleting the following text from Section 10 thereof:

“If to Borrower:	Glowpoint, Inc. GP Communications, LLC c/o Glowpoint, Inc. 225 Long Avenue Hillside, New Jersey 07205 Attn: General Counsel Fax: (973) 556-1272 Email: drobinson@glowpoint.com

with a copy to:	Gibbons P.C. One Gateway Center Newark, New Jersey 07012 Attn: Frank Cannone, Esquire Fax: (973) 639-8340

If to Bank:	Silicon Valley Bank One Newton Executive Park, Suite 200 2221 Washington Street, Newton, MA 02462 Attn: Mr. Jay Tracy Fax: (617) 969-4395 Email: jtracy@svb.com

with a copy to:	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attn: Charles W. Stavros, Esquire Fax: (617) 880-3456 Email: cstavros@riemerlaw.com”

and inserting in lieu thereof the following:

“If to Borrower:	Glowpoint, Inc. GP Communications, LLC c/o Glowpoint, Inc. 430 Mountain Ave., Suite 301 Murray Hill, New Jersey 07974 Attn: General Counsel Fax: (973) 556-1272 Email: mhubner@glowpoint.com

If to Bank:	Silicon Valley Bank 275 Grove Street, Suite 2-200 Newton, MA 02466 Attn: Mr. Jay Tracy Fax: (617) 969-4395 Email: jtracy@svb.com

with a copy to:	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attn: Charles W. Stavros, Esquire Fax: (617) 880-3456 Email: cstavros@riemerlaw.com”

4	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4. FEES.  Borrower shall pay to Bank a modification fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF IP AGREEMENT.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Agreement, and acknowledges, confirms and agrees that said IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in such IP Agreement, and such IP Agreement remains in full force and effect, other than the addition of U.S. Patent No. 7,916,717 issued on March 29, 2011.

6. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE.  Borrower is not a party to, nor is bound by, any license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.  Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public).  Borrower shall take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or contract rights to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement (such consent or authorization may include a licensor’s agreement to a contingent assignment of the license to Bank if Bank determines that is necessary in its good faith judgment), whether now existing or entered into in the future, and (y) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under the Loan Agreement and the other Loan Documents.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of June 16, 2010, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

7. AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

8. CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement, each other Loan Document and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

11. CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

12. RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank  (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13. CONFIDENTIALITY.  Section 12.11 of the Loan Agreement is hereby incorporated by reference in its entirety.

14. JURISDICTION/VENUE.  Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.

15. COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as of the date first above written

BORROWER:

GLOWPOINT, INC.

By_________________________________________

Name:______________________________________

Title:_______________________________________

GP COMMUNICATIONS, LLC

By_________________________________________

Name:______________________________________

Title:_______________________________________

BANK:

SILICON VALLEY BANK

By_________________________________________

Name:______________________________________

Title:_______________________________________

First Loan Modification Effective Date:  April __, 2011

Exhibit A to First Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK                                                                                                                Date:
FROM:    GLOWPOINT, INC. and GP COMMUNICATIONS, LLC

The undersigned authorized officer of Glowpoint, Inc. and GP Communications, LLC (individually and collectively, jointly and severally, the “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, Deferred Revenue Reports and bank statements	Monthly within 15 days	Yes No
Transaction Reports	Bi-weekly and with each request for a Credit Extension (Monthly within 15 days when no outstanding Credit Extensions	Yes No
Projections	Within 30 days of FYE and as amended	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Liquidity (at all times)	$750,000	$_____	Yes No
EBITDA (monthly, on a trailing three month basis)*	$_____	$_____	Yes No
* See Section 6.9(b) of the Loan Agreement

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

Glowpoint, Inc. GP Communications, LLC By: Name: Title:
BANK USE ONLY

Received by: _____________________
                       authorized signer

Date:               _________________________

Verified:       ________________________
                      authorized signer

Date:             _________________________

Compliance Status:     Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:                      ____________________

I.           Liquidity (Section 6.9(a))

Required:                      $750,000, at all times.

Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$
B.	Availability Amount	$
C.	LIQUIDITY (line A plus line B)	$

Is line C equal to or greater $750,000?

No, not in compliance                              Yes, in compliance

II.           EBITDA (Section 6.9(b))

Required:                      Borrower, on a consolidated basis, shall maintain, measured as of the end of each fiscal month, on a trailing three month basis ending as of the date of measurement during the following periods, EBITDA of at least (a loss not greater than) the following:

Trailing Three Month Period Ending	Minimum EBITDA (max loss)
May 31, 2010 through October 31, 2010	$(650,000)
November 30, 2010 through February 28, 2011	$(400,000)
March 31, 2011	$250,000
April 30, 2011through November 30, 2011	$1.00
December 31, 2011, and as of the last day of each fiscal month thereafter	$250,000”

Actual: all amounts measured on a trailing three month basis ending as of the date of measurement:

A.	Net Income	$
B.	To the extent included/deducted in the determination of Net Income
	1. Interest Expense	$
	2. Depreciation expense	$
	3. Amortization expense	$
	4. Provisions for income taxes	$
	5. The sum of lines 1 through 4	$
C.	EBITDA (line A plus line B.5)

Is line C equal to or greater than $[                ]?

  No, not in compliance                             Yes, in compliance